UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021 (December 1, 2021)

ConocoPhillips

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32395	01-0562944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of Principal Executive Offices, Including Zip Code)

(281) 293-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2021, ConocoPhillips Company (“Buyer”), a Delaware corporation and wholly owned subsidiary of ConocoPhillips, a Delaware corporation (“ConocoPhillips”), completed its previously announced acquisition (the “Acquisition”) from Shell Enterprises LLC (“Seller”), a Delaware limited liability company and wholly owned subsidiary of Shell Oil Company, a Delaware corporation, of all or substantially all of the assets of SWEPI LLC (formerly known as SWEPI LP), a Texas limited liability company and wholly owned subsidiary of Seller, located in Culberson, Loving, Ward, Winkler and Reeves Counties in the Permian Basin of western Texas, pursuant to the Purchase and Sale Agreement, dated as of September 20, 2021 (the “Purchase Agreement”), by and between Seller and Buyer. The effective date of the Acquisition is July 1, 2021.

The base purchase price for the Acquisition was $9.5 billion in cash, and after customary closing adjustments, cash paid for the Acquisition was approximately $8.6 billion. The terms and provisions of the Purchase Agreement are described in ConocoPhillips’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2021, which is incorporated herein by reference, and a copy of the Purchase Agreement was filed as Exhibit 10.1 to ConocoPhillips’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 1, 2021, ConocoPhillips issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by ConocoPhillips under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
99.1	Press Release issued December 1, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

By:	/s/ Shannon Kinney

Name:	Shannon Kinney
Title:	Deputy General Counsel, Chief Compliance Officer and Corporate Secretary

December 2, 2021